SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              FORM 8-K/A

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported)
                           January 12, 2007



                          U.S. GLOBAL INVESTORS, INC.
              (Exact name of registrant as specified in its charter)

          Texas                      0-13928                       74-1598370
----------------------          ---------------------             -------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                               7900 Callaghan Road
                            San Antonio, Texas 78229
            (Address of principal executive offices including Zip Code)


                                   210-308-1234
                 ---------------------------------------------------
                (Registrant's telephone number, including area code)


                   --------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 9, 2007, U.S. Global issued a press release announcing its intent to adjourn the special meeting called for January 10, 2007. On January 12, 2007, U.S. Global issued a press release announcing the adjournment of the special meeting. Copies of the related press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2 and are incorporated herein by reference.


Item 9.01.    Exhibits.

(d)  Exhibits

     Exhibit No.   Description of Exhibit

     99.1 Press Release of U.S. Global Investors, Inc. dated January 9, 2007 announcing U.S. Global's intent to adjourn the special meeting called for January 10, 2007.

     99.2 Press Release of U.S. Global Investors, Inc. dated January 12, 2007 announcing U.S. Global's adjournment of the special meeting called for January 10, 2007.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              U.S.GLOBAL INVESTORS, INC.
                                                    (Registrant)

Dated:  January 12, 2007                      By: /s/ Catherine A. Rademacher
                                                  ------------------------------
                                              Name:    Catherine A.Rademacher
                                              Title:   Chief Financial Officer

                           EXHIBIT INDEX

Exhibit No.     Description of Exhibits

99.1 Press Release of U.S. Global Investors, Inc. dated January 9, 2007 announcing U.S. Global's intent to adjourn the special meeting called for January 10, 2007.

99.2 Press Release of U.S. Global Investors, Inc. dated January 12, 2007 announcing U.S. Global's adjournment of the special meeting called for January 10, 2007.